EXHIBIT 21.1
SVB Financial Group Annual Report on Form 10-K
Exhibit 21.1-Subsidiaries of SVB Financial Group
The following is a list of the direct and indirect subsidiaries of SVB Financial Group as of December 31, 2022:

Subsidiary	Jurisdiction of Incorporation or Organization
Silicon Valley Bank	California
SVB Asset Management	California
SPD Silicon Valley Bank Co., Ltd.	China
SVB Investment Services Inc.	Delaware
The Silicon Valley Bank Foundation	California
Silicon Valley Bank UK Limited	United Kingdom
SVB Financial Group UK Limited	United Kingdom
SVB Global Financial, Inc.	Delaware
SVB Israel Advisors, Ltd.	Israel
SVB India Advisors, Pvt. Ltd.	India
SVB Global Services India LLP	India
SVB Business Partners (Beijing) Co. Ltd.	China
SVB Investments Holdings, Inc.	Delaware
Silicon Valley BancVentures, Inc.	California
SVB Capital Partners II, LLC	Delaware
CP II, L.P.	Delaware
SVB Capital Partners III, LLC	Delaware
Capital Partners III, L.P.	Delaware
SVB Capital Partners IV, LLC	Delaware
Capital Partners IV, L.P.	Delaware
SVB Capital Partners V, LLC	Delaware
SVB Capital Partners VI, LLC	Delaware
Cap. Partners V, L.P.	Delaware
Latin America Growth Lending, LLC	Delaware
Latin America Growth Lending, L.P.	Canada
SVB Venture Capital Investment Management (Shanghai) Co. Limited	China
Shanghai Yangpu Venture Capital Fund (LP)	China
Shengwei Shengxiang Capital Hangzhou Venture Capital Fund (LP)	China
Shanghai Sheng Wei Dong Fang Jia Rui Equity Investment Fund Partnership	China
Qualified Investors Fund, LLC	California
Qualified Investors Fund II, LLC	Delaware
Qualified Investors Fund III, LLC	Delaware
Qualified Investors Fund IV, LLC	Delaware
Qualified Investors Fund V, LLC	Delaware
Qualified Investors Fund VI, LLC	Delaware
Qualified Investors Fund VII, LLC	Delaware
SVB Growth Investors, LLC	Delaware
Capital Preferred Return Fund, L.P.	Delaware
Growth Partners, L.P.	Delaware
SVB Strategic Investors, LLC	California
Strategic Investors Fund, L.P.	California
SVB Strategic Investors II, LLC	Delaware
Strategic Investors Fund II, L.P.	Delaware
SVB Strategic Investors III, LLC	Delaware
Strategic Investors Fund III, L.P.	Delaware
SVB Strategic Investors IV, LLC	Delaware
Strategic Investors Fund IV, L.P.	Delaware
Venture Investment Managers, L.P.	Delaware
SVB Strategic Investors V, LLC	Delaware
Strategic Investors Fund V, L.P.	Delaware
Strategic Investors Fund V-A, L.P	Delaware
Strategic Investors Fund V-A Opportunity, L.P	Delaware
Strategic Investors Fund V-B, L.P.	Delaware
SVB Strategic Investors VI, LLC	Delaware
Strategic Investors Fund VI, L.P.	Delaware
Strategic Investors Fund VI-A, L.P.	Delaware
SVB Strategic Investors VII, LLC	Delaware
Strategic Investors Fund VII, L.P.	Delaware
Strategic Investors Fund VII-A, L.P.	Delaware
SVB Strategic Investors VIII, LLC	Delaware
Strategic Investors Fund VIII, L.P.	Delaware
Strategic Investors Fund VIII-A, L.P.	Delaware

Strategic Investors Fund VIII-B, L.P.	Delaware
Strategic Investors Fund VIII Cayman, L.P.	Cayman Islands
Strategic Investors Fund IX Cayman, L.P.	Cayman Islands
Strategic Investors Fund IX-A Cayman, L.P.	Cayman Islands
Strategic Investors Fund IX, L.P.	Delaware
Strategic Investors Fund IX-A, L.P.	Delaware
Strategic Investors Fund IX-B, L.P.	Delaware
Strategic Investors Fund IX Master, L.P.	Delaware
Sprout Endurance Partners, LLC	Delaware
Sprout Endurance Partners, L.P.	Delaware
Sprout Endurance Partners Cayman, L.P.	Cayman Islands
SVB Capital Venture Overage, LLC	Delaware
Venture Overage Fund, L.P.	Delaware
SVB Strategic Investors X, LLC	Delaware
Strategic Investors Fund X Cayman, L.P.	Cayman Islands
Strategic Investors Fund X, L.P.	Delaware
Strategic Investors Fund X Master, L.P.	Delaware
Strategic Investors Fund X Ontario, L.P.	Canada
Strategic Investors Fund X-A Cayman, L.P.	Cayman Islands
Strategic Investors Fund X-A, L.P.	Delaware
Strategic Investors Fund X-B, L.P.	Delaware
SVB Innovation Credit Partners VIII, LLC	Delaware
SVB Innovation Credit Fund VIII, L.P.	Delaware
SVB Capital Master Servicer, LLC	Delaware
WRG Debt Holdings, LLC	Delaware
WRG Debt Funding I, LLC	Delaware
WRG Debt Funding III, LLC	Delaware
WRG Debt Funding V, LLC	Delaware
SVB Innovation Credit Growth Partners IX, LLC	Delaware
Innovation Credit Growth Fund IX, L.P.	Delaware
SVB Innovation Credit Income Partners II, LLC	Delaware
Innovation Credit Income Fund II, L.P.	Delaware
SVB Innovation Credit Partners SMA I, LLC	Delaware
Innovation Credit SMA I, L.P.	Delaware
Innovation Debt Funding VI, LLC	Delaware
SVB Redwood Evergreen, LLC	Delaware
Redwood Evergreen Fund, L.P.	Delaware
SVB Strategic Investors XI, LLC	Delaware
Strategic Investors Fund XI, L.P.	Delaware
Strategic Investors Fund XI Master, L.P.	Delaware
Strategic Investors Fund XI Cayman, L.P.	Cayman
SVB Innovation Credit Partners VIII-A, LLC	Delaware
Innovation Credit Fund VIII-A Splitter, L.P.	Delaware
Innovation Credit Fund VIII-A, L.P.	Delaware
SIF-Ascension I, L.P.	Delaware
SIF-Ascension I Cayman, L.P.	Cayman
SVB SIF-Ascension GP I, LLC	Delaware
Arizona Innovation Credit Fund, L.P.	Delaware
Cap. Partners VI, L.P.	Delaware
CP Climate Impact Fund Cayman, LLC	Cayman Islands
CP Climate Impact Fund, LP	Delaware
ICG IX Debt Funding I, LLC	Delaware
ICG IX Debt Funding III, LLC	Delaware
ICI II Debt Funding V, LLC	Delaware
Innovation Credit Growth Fund IX-U, L.P.	Delaware
Innovation Credit Growth IX Splitter, L.P.	Delaware
Innovation Credit SMA II SPE, LLC	Delaware
Innovation Credit SMA II, L.P.	Delaware
SIF Holding Vehicle (CR-2022), L.P.	Delaware
SIF Holding Vehicle (EX-2022), L.P.	Delaware
SIF Holding Vehicle (US-GR-2022), L.P.	Delaware
Sprout Endurance Partners II Cayman, L.P.	Cayman
Sprout Endurance Partners II, L.P.	Delaware
Sprout Endurance Partners II, LLC	Delaware
SVB Arizona Innovation Credit Partners, LLC	Delaware
SVB Capital (Ireland) Limited	Ireland
SVB Capital (UK) Limited	England
SVB Capital Arterial Fund I, L.P.	Delaware
SVB Capital Arterial Partners I, LLC	Delaware
SVB Capital Portugal Unipessoal LDA	Portugal
SVB CP Climate Impact GP, LLC	Delaware
SVB Innovation Credit Partners SMA II, LLC	Delaware

SVB Securities Holdings, Inc.	Delaware
SVB Leerink Capital LLC	Delaware
Healthcare Innovation Investment Fund LLC	Massachusetts
SVB Securities LLC	Delaware
SVB Leerink MEDACorp LLC	Delaware
Leerink Transformation Fund I GP LLC	Delaware
LTP K Holdings L.P.	Delaware
Leerink Transformation Investors I L.P.	Delaware
Leerink Transformation Fund I (Cayman Feeder) L.P.	Cayman Islands
Leerink Transformation Fund I GP L.P.	Delaware
Leerink Transformation Fund I L.P.	Delaware
Massachusetts Innovation Catalyst Fund I L.P.	Delaware
LTP BHE LP	Delaware
LTP Feeder BHE LP	Delaware
LKCP, LLC	Delaware
Leerink Transformation Carry Vehicle L.P.	Delaware
Leerink Transformation Partners LLC	Delaware
LTP Informa Corporation	Delaware
LTP Informa L.P.	Delaware
MoffettNathanson LLC	Delaware
BPFH Holdings LLC	Delaware
Boston Private Capital Trust I	Delaware
Boston Private Capital Trust II	Delaware
BPB Securities Corporation	Massachusetts
BPB Securities Corporation II	Massachusetts
BPB-IMT & Co., LLP	Massachusetts
SVB Wealth LLC	Massachusetts
Lerob LLC	California
Ten Winthrop Properties, Inc.	Massachusetts
StartupOS, Inc.	Delaware